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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        ---------------------------------


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 2, 2003

                         Commission File Number 0-21511


                                V-ONE CORPORATION
                                -----------------
                           (Exact name of registrant)


        Delaware                                         52-1953278
        --------                                         ----------
(State of incorporation)                    (I.R.S. Employer Identification No.)

           20300 Century Blvd., Suite 200, Germantown, Maryland 20874
           ----------------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (301) 515-5200
                         (Registrant's telephone number)




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

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On October 2, 2003, the Board of Directors of V-ONE Corporation ("V-ONE"), upon the recommendation of its Audit Committee, approved the dismissal of Ernst & Young LLP as its independent auditors and the engagement of Aronson & Company as its new independent auditors. This determination followed V-ONE's efforts to contain costs and seek an independent auditor better suited to its size. Aronson & Company will audit V-ONE's financial statements for the fiscal year ending December 31, 2003, and is expected to complete the audit of V-ONE's financial statements for the fiscal year ended December 31, 2002 and to issue a report on such financial statements in conjunction with the filing by V-ONE of its amended Annual Report on Form 10-K for the fiscal year ended December 31, 2002. Aronson & Company also is expected to review V-ONE's financial statements for the quarters ended March 31, 2003 and June 30, 2003 in conjunction with the filing by V-ONE of its amended Quarterly Reports on Form 10-Q for such periods.

     During the two years ended December 31, 2001 and the most recent fiscal year of V-ONE ended December 31, 2002 (which year was not audited by Ernst & Young LLP), and the subsequent interim period through October 2, 2003, there were no disagreements between V-ONE and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young LLP's satisfaction, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of V-ONE for the years ended December 31, 2000 and 2001. There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

     The audit reports of Ernst & Young LLP on the financial statements of V-ONE as of and for the fiscal years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     V-ONE has requested Ernst & Young LLP to furnish it a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated October 7, 2003, is filed as an exhibit to this form 8-K.

     During the two most recent fiscal years of V-ONE ended December 31, 2002, and the subsequent interim period through October 2, 2003, V-ONE did not consult with Aronson & Company regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7.  EXHIBITS.

Exhibit 16.1 Letter from Ernst & Young LLP to the U.S. Securities and Exchange Commission regarding change in certifying accountant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         V-ONE CORPORATION


Dated:  October 2, 2003            By:   /s/ Margaret E. Grayson
                                       -----------------------------------------
                                         Margaret E. Grayson
                                         President and Chief Executive Officer